Exhibit 10(i)
SOUTHERN NATURAL GAS COMPANY
FIRM TRANSPORTATION SERVICE AGREEMENT
CONTRACT CODE FSNG1
EXHIBIT A

SERVICE	SERVICE	RECEIPT POINTS		MDRQ
TYPE	TYPE CODE	PRINT CODE	POINT NAME	(MCF)
FT	29	605500	COLUMBIA GULF - SHADYSIDE TO SNG	16,129
		605400	SESH-CENTERPOINT TO SNG	16,931
			TOTAL PKG	33,060

FT	31	605400	DUNCANVILLE - ENTERPRISE TO SNG	2,057
		606400	SESH - CENTERPOlNT TO SNG	2,159
			TOTAL PKG	4,216

FT	42	060000	ELBA TO SNG	30,000

FT	50	605500	COLUMBIA GULF - SHADYSIDE TO SNG	12,641
		606500	SESH - GULF SOUTH TO SNG	9,646
		605400	DUNCANVILLE - ENTERPRISE TO SNG	22,943
			TOTAL PKG	45,230

FT	51	605500	COLUMBIA GULF - SHADYSIDE TO SNG	208
		606400	SESH - CENTERPOINT TO SNG	219
				427

			TOTAL CONTRACT	112,933

By:	/s/ Dudley C. Reynolds	By:	/s/ Janice H. Parker
	ALABAMA GAS CORPORATION		SOUTHERN NATURAL GAS COMPANY, L.L.C.

Effective Date: 10/01/2013
Supersedes the previous Exhibit A

The MDDQ for Service Type Code 42 is In effect solely during the period October 1 through May 31 each year of the term. Beginning April 2014, MDDQ of 30,000 will be reduced to 0 for the months of April through October.